Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Florida University System Optional Retirement Program and the

Florida Senior Management Service Optional Annuity Program

Supplement Dated February 4, 2025 to the Contract Prospectus, Initial Summary Prospectus, and
Updating Summary Prospectus, each dated May 1, 2024

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF FUND NAME CHANGE

Effective February 28, 2025, the Emerging Markets Core Equity Portfolio, a series of DFA Investment Dimensions Group Inc., will change its name to Emerging Markets Core Equity 2 Portfolio. Accordingly, all references in your contract prospectus and summary prospectuses, as applicable, referencing “Emerging Markets Core Equity Portfolio” are to be deleted and replaced with “Emerging Markets Core Equity 2 Portfolio.”

Current Name	Revised Name
Emerging Markets Core Equity Portfolio	Emerging Markets Core Equity 2 Portfolio

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.207045-24A	February 2025